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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 30, 2002


                            TRINITY INDUSTRIES, INC.


       DELAWARE                1-6903                      75-0225040
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


    2525 STEMMONS FREEWAY, DALLAS, TEXAS                    75207-2401
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 631-4420

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Item 5. Other Events

         As of December 31, 2001, the Registrant modified its segment reporting to align the reportable segments with current management responsibilities and internal reporting. The modified segment information was presented in the Registrant's annual report on Form 10-K filed March 20, 2002. The periods presented included the nine month's ended December 31, 2001 and fiscal years ended March 31, 2001 and 2000. In September 2001, the Registrant changed its year-end from March 31 to December 31.

         Segment information in the new reporting format is presented in this filing for each of the four quarters in the calendar years 2001, 2000 and 1999. Management's Discussion and Analysis of Financial Condition and Results of Operations for the 2001 and 2000 quarters are included for additional analysis.

Item 7. Exhibits

         (c)      Exhibits

                  Exhibit 99.1 - Quarterly Segment Information for calendar years 2001, 2000, and 1999 and Supplemental Management's Discussion and Analysis of Operating Results for the 2001 and 2000 quarters.



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SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRINITY INDUSTRIES, INC.


                                            By: /s/ Jim S. Ivy
                                               ---------------------------------
                                               Jim S. Ivy
                                               Senior Vice President &  Chief
                                               Financial Officer


Date: August 30, 2002



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
 99.1    Quarterly Segment Information for calendar years 2001, 2000, and 1999 and Supplemental Management's Discussion and Analysis of Operating
         Results for the 2001 and 2000 quarters.